

EDGEN GROUP

CONNECTING SPECIALIZED PRODUCTS TO ENERGY & INFRASTRUCTURE APPLICATIONS








Jefferies – 2013 Global Industrials Conference

August 15, 2013

Forward Looking Statements and Non-GAAP Measures

EDGEN GROUP

This presentation is based on management's current beliefs and assumptions, which in turn are based on currently available information. All statements and other information contained in this presentation, other than statements of historical fact, constitute forward-looking statements within the meaning of the federal securities laws, including, without limitation, statements about our business strategy, growth opportunities and leverage targets. These forward-looking statements involve a number of risks, uncertainties, assumptions and other factors that could affect future results and cause actual results and events to differ materially from historical and expected results and those expressed or implied in the forward-looking statements. Our historical financial information, and the risks and other important factors that could affect the outcome of the events set forth in these statements and that could affect our operating results and financial condition, are contained in our filings with the Securities and Exchange Commission ("SEC"), including our Form 10-K for the 2012 year and subsequent filings. Investors, potential investors and other readers are urged to consider these factors carefully in evaluating the forward-looking statements and are cautioned not to place undue reliance on such forward-looking statements.

The information contained in this presentation is summary information that is intended to be considered in the context of our SEC filings and other public announcements that we may make, by press release or otherwise, from time to time. This presentation may contain data from third party sources. You should assume we have not independently verified the accuracy of such third party information.

You should assume that the information in this presentation is accurate only as of the date on the front cover of this presentation. We undertake no duty or obligation to publicly update or revise the information contained in this presentation, although we may do so from time to time. Any such updating may be made through the filing of documents with the SEC, through press releases or through other public disclosure, whether as a result of new information, future events, changed circumstances or otherwise, except to the extent required by law.

This presentation may include financial information not prepared in accordance with U.S. generally accepted accounting principles (including, without limitation, EBIT, EBITDA, adjusted EBITDA, SG&A expenses – adjusted, operating efficiency, net sales per employee, and variations thereof). These Non-GAAP measures, as calculated by us, are not necessarily comparable to similarly titled measures reported by other companies. Additionally, these Non-GAAP measures have material limitations as analytical tools, are not a measurement of financial performance or liquidity under GAAP and should not be considered in isolation or as an alternative to or superior to GAAP measures such as net income, operating income, net cash flows provided by operating activities or any other measure of financial performance or liquidity calculated and presented in accordance with GAAP. See the following presentation and our website www.edgengroup.com for a definition of these Non-GAAP measures and as appropriate, a reconciliation to their most directly comparable financial measures calculated in accordance with GAAP.

Edgen Group (NYSE: EDG)







- Leading global distributor of highly engineered, specialty steel products to the energy and infrastructure market

- NYSE- listed Company:
  - 1H 2013 net sales of $838 million
  - 2012 net sales of $2.1 billion

- Operating through two segments:
  - Energy and Infrastructure ("E&I") Segment
  - Oil Country Tubular Goods ("OCTG") Segment

- End-markets include upstream - onshore & offshore, midstream, and downstream energy and refining, and other - mining, power and civil infrastructure

- Flexible Global Distribution Platform with High Operating Leverage
  - 36+ locations in 18 countries on 5 continents
  - 660 employees at June 30, 2013

EDGEN GROUP

Successful History of Acquisitions and Organic Growth



2012: $2,059MM
33% Revenue CAGR
Annual Sales:
2004: $207MM
Bourland & Leverich Founded
Thomas Pipe & Steel Founded
Thomas Pipe & Steel + 5 acquisitions: Edgen Corp Formed
JCP and Mgmt. acquire Edgen Corp.
Western Flow Products Acquisition
Murray International Metals Acquisition
Edgen Murray Formed
Equipment Valve and Supply Acquisition
PetroSteel International Acquisition
JCP and EM acquire Bourland & Leverich (B&L)
Edgen Group Formed, IPO, HSP and Eterniti Acquisitions
1935
1983
2002
2005
2006
2007
2008
2009
2010
2011
2012

- Serving the energy industry for over 75 years
- Acquired 8 businesses since 2005 to build complementary portfolio and global footprint
- Expanded our product lines in end-markets
- Recently established a presence in growth markets including Austria, Norway, South Korea, & Aberdeen, Scotland

Positioned for Continued Growth and Future Success

Note: 2004 – 2012 compound annual growth rate based on actual Edgen Murray results for 2004 and Edgen Group results for 2012.

Critical Partner to Major Global Suppliers and Customers

Value-Add for Suppliers	Suppliers	Customers	Value-Add for Customers
▪ Global market access ▪ Sales and marketing support ▪ Reduced investment in working capital ▪ Consistent, high-volume purchaser ▪ Knowledge of customer spending plans and material requirements ▪ Global network of 36+ sales offices in key locations	TMK IPSCO TATA CAMERON Vallourec & Mannesmann Tubes USS DILLINGER HÜTTE Tenaris voestalpine	Anadarko Petroleum Corporation DRIL-QUIP ExxonMobil bp GE Oil & Gas Laredo Energy Bill Barrett Corporation Shell Chevron FLUOR	▪ Broad specialized product portfolio ▪ Global logistical support and procurement services ▪ Understanding of supplier pricing, capacity and lead times ▪ Technical expertise and product selection consultation ▪ Capital, scale and footprint to supply large volume projects and MRO requirements ▪ Critical inventory available near major domestic and international hydrocarbon producing regions

Customer relationships of 20+ years provide stable MRO, project and onshore drilling program sales
Supplier relationships of 25+ years yield favorable pricing, allocation and lead times

Serving the Global Energy and Infrastructure Market

EDGEN GROUP

RESOURCE DEVELOPMENT *(Commodity Exposure)*

Upstream
- ✓ Offshore rigs
- ✓ Onshore rigs
- ✓ Production facilities

Midstream
- ✓ Compression
- ✓ Gathering
- ✓ Processing
- ✓ LNG
- ✓ Transmission
- ✓ Storage
- ✓ Gas Distribution

Downstream / Process
- ✓ Refining
- ✓ Petrochemical

Other Infrastructure
- ✓ Power Generation
  - Fossil Fuel
  - Nuclear
  - Renewables
- ✓ Civil Construction
- ✓ Mining

INFRASTRUCTURE DEVELOPMENT *(Global Macroeconomic Exposure)*






Increasing complexity of energy infrastructure build-out (i.e. non-vertical onshore drilling and deepwater offshore drilling in harsher environments, higher temperatures, viscosity, pressure etc.)

Net Sales By End-Market


1H 2013
15%
22%
50%
4%
9%
2012
21%
22%
45%
5%
7%
Midstream
Upstream
OCTG
Downstream
Other

E&I Net Sales By End-Market Excluding OCTG

EDGEN GROUP


1H 2013
11%
6%
30%
8%
45%
2012
10%
3%
8%
39%
40%
Midstream
Upstream
Downstream
Mining
Other

EDGEN GROUP

E&I Net Sales By Geography Excluding OCTG



1H 2013
25%
75%
2012
21%
79%
Domestic
International

Note: OCTG Net Sales are 100% Domestic.

Specialty Steel Products

Plate



Pipe & Tube and Components



Valves



Sections



Project Mgmt. and Services



E&I Net Sales By Product Type Excluding OCTG



1H 2013
60%
12%
16%
8%
4%
2012
64%
8%
19%
5%
4%
Carbon Steel Pipe & Fittings
Alloy Pipe & Fittings
Plate
Valves
Other

Financial Overview

Historical Net Sales and Adjusted EBITDA Growth



2,500
2,250
2,000
1,750
1,500
1,250
1,000
750
500
250
-
Net Sales - $ Millions
200
180
160
140
120
100
80
60
40
20
-
Adjusted EBITDA - $ Millions
$1,266
$178
$773
$37
$866
$47
$1,675
$125
$2,059
$145
2008
2009
2010
2011
2012

Strong Organic and Acquisition Growth

Note:
Adjusted EBITDA is defined as EBITDA plus transaction costs, loss on prepayment of debt, impairment of goodwill in 2010, expense related to our obligation under our tax receivable agreement ("TRA"), and equity-based compensation expense. EBITDA is defined as net income (loss), plus interest expense, provision for income taxes, depreciation and amortization expense.

EDGEN GROUP

1H 2013 vs. 1H 2012 Financial Results

	1H 2013	1H 2012
Net Sales	$837.7 million	$1.0 billion
Adjusted Net Income (Loss)	$(2.8 million)	$8.4 million
Adjusted EBITDA	$48.6 million	$70.5 million
Cash Used In Operations	$(12.7 million)	$(59.4 million)

Note:
Adjusted EBITDA is defined as EBITDA plus loss on prepayment of debt, expense related to our obligation under our tax receivable agreement ("TRA") and equity-based compensation expense. EBITDA is defined as net income (loss), plus interest expense, provision for income taxes, depreciation and amortization expense.

Adjusted net income (loss) is defined as net income (loss) plus loss on prepayment of debt, expense related to our obligation under our TRA and equity-based compensation acceleration charges.

Net Sales Change Analysis - 1H 2013 vs. 1H 2012



150
100
50
-
(50)
(100)
(150)
$ Millions
Price and Volume
OCTG Pricing
E&I Top 10 Customers
E&I Other Customers
New End-Markets
2012 Acquisitions
Other
($43)
($88)
($69)
$21
$23
($6)

Reduced Prices and Top 10 Customer Spend Drive Net Sales Decline

High Operating Leverage

	1H 2013	1H 2012
Operating Leverage:		
SG&A Expenses – adjusted as a % of Net Sales	6.5%	4.8%
Net Sales per Employee (Annualized)	$2.5 million	$3.5 million
Operating efficiency	1.49	1.73
Capital expenditures	$1.4 million	$2.0 million

Note:
Selling, general and administrative ("SG&A") expenses – adjusted is defined as SG&A expenses less a non-cash charge related to equity-based compensation expense associated with the acceleration of the vesting period for certain equity-based awards previously granted to certain employees within our OCTG segment.

Operating efficiency is defined as net sales less cost of sales (exclusive of depreciation and amortization) divided by operating expenses including depreciation and amortization expense.

Business Strategy

EDGEN GROUP

Aligned With Favorable Long-Term Market Trends

Global Offshore Active Rig Count and Wells Drilled



500
450
400
350
300
250
Average Active Rigs
4,100
3,900
3,700
3,500
3,300
3,100
2,900
2,700
2,500
Wells Drilled
2007A 2008A 2009A 2010A 2011A 2012A 2013E 2014E 2015E 2016E 2017E 2018E
Average Active Rigs
Wells Drilled

Source: Baker Hughes, Inc and Spears & Associates: Drilling and Production Outlook, June 2013

US Active Land Rig Count and Wells Drilled



2,000
1,900
1,800
1,700
1,600
1,500
1,400
1,300
1,200
1,100
1,000
Average Active Rigs
60,000
55,000
50,000
45,000
40,000
35,000
30,000
Wells Drilled
2007A 2008A 2009A 2010A 2011A 2012A 2013E 2014E 2015E 2016E 2017E 2018E
Average Active Rigs
Wells Drilled

Source: Baker Hughes, Inc and Spears & Associates: Drilling and Production Outlook, June 2013

Global Offshore Drilling and Completion Spending



$190
$170
$150
$130
$110
$90
$70
$50
Annual Spending ($B)
2007A 2008A 2009A 2010A 2011A 2012A 2013E 2014E 2015E 2016E 2017E 2018E
Drilling and Completion Spending

Source: Baker Hughes, Inc and Spears & Associates: Drilling and Production Outlook, June 2013

U.S. Total Feet Drilled (Millions)



500
450
400
350
300
250
200
150
100
50
-
Total Feet Drilled (Millions)
2002A 2003A 2004A 2005A 2006A 2007A 2008A 2009A 2010A 2011A 2012A 2013E 2014E 2015E 2016E 2017E 2018E
Total Feet Drilled (Millions)

Source: Baker Hughes, Inc and Spears & Associates: Drilling and Production Outlook, June 2013

Increased Demand for Specialty Products Used in Global Offshore Deep-Water Locations, Onshore Unconventional Drilling and Natural Gas Transmission

Local Business Model with Global Reach

- 36+ locations in 18 countries
- Strategic sales offices serving key customer decision makers in high growth markets
  - Bakken
  - Eagle Ford
  - Permian
  - Canada
  - Latin America
  - Mexico
  - Brazil
  - Austria
  - North Sea
  - West Africa
  - Middle East
  - Caspian
  - India
  - China
  - Australia



Corporate HQ
Edgen Offices and/or Distribution Centers
Distribution Hubs

- Flexible distribution channels comprised of 5 regional distribution hubs, satellite distribution centers, and third party providers

Act Quickly: Respond to Customers, Follow Growth and Adapt to Change

Organic Growth Strategy

- Target strategies to capture increasing share of customers spend
- Expand product offering aligned to customers' procurement needs
- Open new sales offices to meet end-market demand
- Focus on gaining new customers



Target Activity Across Regions and End-Markets



Oil Sands Projects and Supply Agreements
Shale, Drilling, Gathering, Refining, Mining and Civil
Rig Construction and Petrochem
Pipelines, Refining and Mining
Rig Construction, Conductor & Subsea
Conductor and Sub-sea
Conductor and Sub-sea
Power
Rig Construction, Upstream & Downstream Processing and Civil
Downstream and Power Fabrication
Rig Construction and Conductor, Upstream & Downstream Processing
Mining, LNG and Pipelines

Americas and OCTG	EMEA	APAC

Acquisition Strategy

- 8 completed acquisitions since 2005
- Immediately accretive
- New products, geographies and end-markets
- Experienced management teams with technical knowledge and key relationships
- Businesses that provide high level of quality and customer service





Financial Strategy - Balance of Consistent Growth and Debt Reduction

EDGEN GROUP

Optimize Sales Mix and Expand Sourcing Efficiencies

Enhance Operating Leverage

Effectively Manage Working Capital and Capital Investments

Reduce Debt with Net Leverage Target of 3.0x

Investment Highlights

Aligned with Long-Term Worldwide Energy Demand

Proven Track Record of Growth with 33% CAGR Since 2004

Asset Light Distribution Model

High Operating Leverage

EDGEN GROUP

EDGEN GROUP